                    GREAT AMERICAN RESERVE INSURANCE COMPANY                                                        VARIABLE ANNUITY
 ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, P O BOX 1909, CARMEL, INDIANA 46032-4909                         APPLICATION
 FOR GROUP APPLICANTS ONLY: APPLICATION IS HEREBY MADE TO THE GARCO GROUP BENEFITS INSURANCE TRUST.

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1. ANNUITANT (OWNER IF NO OTHER SPECIFIED IN SECTION 3)
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
Name    ________________________________________________________________________                DOB  __/__/__                Age __
        first                        mi                           last

        ________________________________________________________________________
Street Address                                                                                  Sex  __          Marital Status  __

        ________________________________________________________________________
        City                                              State            Zip                  SS#  ___-__-____

        ___________________________________                                                     ____________________________________
Home Phone #  (  )                                                                              Work Phone #  (  )

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2. EMPLOYMENT GROUP INFORMATION (REQUIRED ONLY FOR GROUP APPLICANTS)
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Specify  the  nature of the  industry  in which you are (or were at  retirement)
employed:

       [  ] A. Education, Government Employees, Service Industry

       [  ] B. Wholesale Trade Industry                                  [  ]E. Finance, Insurance, Real Estate Industry

       [  ] C. Retail Trade Industry                                     [  ]F. Transportation, Communication, Public Utilities

       [  ] D. Agriculture                                               [  ]G. Manufacturing, Contract Construction Industry


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3.  CONTRACT/CERTIFICATE  OWNER(S)  (COMPLETE  IF  DIFFERENT  FROM  ANNUITANT IN
SECTION  1 - MUST BE THE  SAME FOR  403(B),  IRA,  IRA/SEP.  USE  SECTION  8 FOR
ADDITIONAL SPACE. ANY JOINT OWNER MUST BE THE SPOUSE OF THE OTHER OWNER. WE MUST
HAVE THE SOCIAL SECURITY NUMBER AND ALL OTHER INFORMATION FOR EACH OWNER.)
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Name    ________________________________________________________________________                DOB  __/__/__                Age __
        first                        mi                           last

        ________________________________________________________________________
Street Address                                                                                  Sex  __          Marital Status  __

        ________________________________________________________________________
        City                                              State            Zip                  SS#  ___-__-____

        ___________________________________                                                     ____________________________________
Home Phone #  (  )                                                                              Work Phone #  (  )

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4.BENEFICIARY(UPON  DEATH OF A JOINT OWNER,  THE  SURVIVING  JOINT OWNER WILL BE
TREATED AS THE PRIMARY BENEFICIARY.)
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Primary_______________________________________________                             Relationship_____________________________________

Contingent____________________________________________                             Relationship_____________________________________

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5. TYPE OF PLAN (PLEASE CHECK APPROPRIATE BOXES IN SECTIONS [a] OR [b])
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   ---                       --               --            ---               --          --         --
a.     Nonqualified     b.      Qualified        403 (B)        IRA/SEP          ORP         457       SIMPLE IRA (Attach Form 5304)
   ---                       --               --            ---               --          --         --

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6. PRODUCT SELECTION
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    --                ---                    ---              ---              ---                       ---
       Monument           Achievement            Educator         Maxiflex         Group                     Conseco Advantage
                                                                                   Maxiflex
                                                                                   Conseco Advantage
    --                ---                    ---              ---              ---                       ---

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7. PORTFOLIO SELECTION
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Portfolio  selections  are made on the attached  "Variable  Annuity  Application
Supplement For Portfolio Selection" dated:

       __________________________________

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8.  SPECIAL  REQUESTS  (INCLUDE  ADDITIONAL   INFORMATION  FOR  ANY  ANSWERS  TO
APPLICATION QUESTIONS.)
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9. TELEPHONE TRANSFER
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I hereby authorize and direct Great American Reserve  Insurance  Company (GARCO)
to act on telephone  instructions,  when proper identification is furnished,  to exchange units form any fixed,  Market Value  Adjustment (MVA) or sub-account to any other fixed,  MVA or other  sub-account  and/or to change the  allocation of future  deposits.  The undersigned  agrees that GARCO is not liable for any loss arising from any exchange or change in allocation  of future  deposits by acting in accordance with these telephone  instructions.  GARCO will employ  reasonable procedures to confirm that telephone  instructions are genuine.  If it does not, it may be liable for any losses due to  unauthorized  or  fraudulent  transfers.
Please refer to the Prospectus for restrictions regarding the MVA accounts.


                                    Initials of contract owner:_________________

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10. INVESTMENT AMOUNT, REPLACEMENT INFORMATION
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a. Initial investment:       $                           b. Periodic investment:                     beginning:
                             ---------------------------                             ---------------            ------ ----- -------

                                                                                                ---           ---
c. Will the proposed contract replace any existing annuity or insurance contract?                   Yes           No
                                                                                                ---           ---

If Yes, list company name, plan and year of issue_______________________________

                                       ---        ---                       --           ---
d. Is this a transfer or rollover?         No         Yes - Check one:         90-24         102-318    (ADDITIONAL FORMS  REQUIRED)
                                       ---        ---                       --           ---

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11. BILLING INFORMATION (NOT APPLICABLE TO IRA OR IRA/SEP CONTRACTS.)
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                      ---                  --                 ---
a. Bill to the:           Annuitant           Owner               See Section 8 or Section 11b.
                      ---                  --                 ---

                        ------------------------------------------------------------------------------------------------------------


b. Billing Address:

                        ------------------------------------------------------------------------------------------------------------

                           ---               ---               ---             ---                           --
c. Billing Frequency:          Annual            Quarterly         Monthly         Semi-Monthly

                           ---               ---               ---             ---                           --    -----------------

                                   ---     --     --     --     --     --     ---    ---    ---    ---    ---    ---
d. Non-Paying Months (X):          J       F      M      A      M      J      J      A      S      O      N      D
                                   ---     --     --     --     --     --     ---    ---    ---    ---    ---    ---

---------------------------- --------------------------- -----------------------
---------------------------- --------------------------- -----------------------
All statements made in this application (including the reverse side) are true to the best of our knowledge and belief,  and we agree to all terms and  conditions as shown on the front and back. We further agree that this application  shall be a part of the annuity contract,  and verify our understanding  that all payments and values provided by the contract,  when based on investment experience of the variable  account,  are  variable and not  guaranteed  as to dollar  amount.  We acknowledge receipt of current prospectuses. The variable annuity applied for is not unsuitable for my investment objective, financial situation and needs. Under penalty of perjury, the contract owner(s) certifies that the Social Security (or
Taxpayer Identification) number is correct as it appears in this application.

Signed at                                                         this              day of                              , 19
                -------------------------------------------------        ----------           -------------------------         ----

-------------------------------------------------------------------       ----------------------------------------------------------

                                                                          X

-------------------------------------------------------------------       ----------------------------------------------------------
Signature of Owner/Applicant (if other than Annuitant)                                         Signature of Annuitant

-------------------------------------------------------------------

                                                                                Amounts  payable  under the  contract  may be
                                                                                subject to a market value  adjustment if withdrawals
                                                                                or transfers are made prior to a date specified in
                                                                                 the contract.

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Signature of Joint Owner/Applicant (if other than Annuitant)

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AGENT'S REPORT
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                                                                                            --            ---
Will the proposed contract replace any existing annuity or insurance contract?                 No             Yes - replacement
                                                                                            --            ---
                                                                                                                          ----------
requirements must be completed. Agent's initials certifying any replacement requirements has been met:

                                                                                                                          ----------

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REGISTERED REPRESENTATIVE CERTIFICATION
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I certify that I have asked all the questions in the  application  and correctly recorded the proposed Annuitant's answers. To the best of my knowledge I have presented to the Company all the pertinent facts, and I know nothing unfavorable about the proposed Annuitant that is not stated in the application.

I further certify that I am properly licensed to sell variable annuities in the state in which the proposed Annuitant resides and that no sales material other than that furnished by the Home Office was used.



Signed at                                                    this                   day of                                  , 19
               ---------------------------------------------        ---------------           -----------------------------

------------------------------------               -----                   ---------------------------------------------------------

------------------------------------               -----                   ---------------------------------------------------------
          Agent's Number                          Trail                                       Registered Representative

22-8075



                    GREAT AMERICAN RESERVE INSURANCE COMPANY                                                  VARIABLE ANNUITY
 ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, P O BOX 1909, CARMEL, INDIANA 46032-4909                   APPLICATION
 [ ]FOR GROUP APPLICANTS ONLY:                                                                                 SUPPLEMENT FOR
     APPLICATION IS HEREBY MADE TO THE GARCO GROUP BENEFITS INSURANCE TRUST.                                     INVESTMENT
                                                                                                                  SELECTION
------------------------------------------------------------------------------------------------------------------------------------

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1. CONTRACT/CERTIFICATE OWNER(S) (SAME AS THE APPLICATION TO WHICH THIS SUPPLEMENT IS ATTACHED)

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Name                                                                                                                        Age(s)
               first            mi                                             last

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2. PRODUCT SELECTION (SAME AS THE APPLICATION TO WHICH THIS SUPPLEMENT IS ATTACHED)

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-----                                                                                                                 --------------
X     CONSECO ADVANTAGE                This Supplement is a part of the application attached and dated:
-----                                                                                                                 --------------

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3. INVESTMENT SELECTIONS

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Limit of 15 funds per payment type. Use whole percentages. The percentage for all portfolios must equal 100%.

AMERICAN CENTURY                     NEUBERGER &
VARIABLE PORTFOLIOS, INC             BERMAN ADVISORS                    STRONG OPPORTUNITY FUND II        STRONG VARIABLE INSURANCE
                                     MANAGEMENT TRUST                                                     FUNDS, INC.

-----                                ----                               ----                              ----
      % VP International Fund             % ATM Limited Maturity             % Strong Opportunity              % Growth Fund II
                                              Bond Portfolio                     Fund II
-----                                ----                               ----                              ----

-----                                ----
      %VP Value Fund                      % ATM Partners Portfolio

-----                                ----

-----
      % VP Growth & Income
          Fund
-----

                                        VAN ECK WORLDWIDE                                                  FEDERATED INSURANCE
CONSECO SERIES TRUST                    INSURANCE TRUST                  ALGER AMERICAN FUND               SERIES

-----                                ----                               ----                              ----
      % Asset Allocation                  % Worldwide Bond                   % Leveraged AllCap                % High Income Bond
                                                                                                                   Fund II
-----                                ----                               ----                              ----

-----                                ----                               ----                              ----
      % Common Stock                      % Worldwide Hard                   % Small Cap                      % International Equity
                                              Assets                                                              Fund II
-----                                ----                               ----                              ----

-----                                ----                               ----                              ----
      % Corp. Bond                        % Worldwide Emerging               % Growth                          % Utility Fund II
                                              Markets
-----                                ----                               ----                              ----

-----                                ----                               ----
      % Gov't Securities                  % Real Estate Trust                % Midcap Growth

-----                                ----                               ----

-----
      % Money Market

-----


                                                                         BERGER INSTITUTIONAL
GENERAL ACCOUNT                      JANUS ASPEN SERIES                  PRODUCTS TRUST                     DREYFUS CORPORATION

-----                                ----                               ----                                  ---
      % Fixed Interest                    % Aggressive Growth                % 100 Fund                         % Social Responsible
          Account
-----                                ----                               ----                                  ---

                                     ----                               ----                                  ---
                                          % Growth                           % Growth and Income                  % Stock Index

                                     ----                               ----                                  ---

                                     ----                               ----
                                          % Worldwide Growth                 % Small Company Growth

                                                                        ----
                                     ----

LAZARD FRERES & COMPANY              LORD ABBETT SERIES FUND, INC        PAINEWEBBER SERIES TRUST           MARKET VALUE ADJUSTMENT
                                                                                                                   ACCOUNTS

-----                                ----                               ----
      % Retirement Equity                 % Growth & Income                  % Growth & Income            Indicate percentage and
          Portfolio                                                                                       period for each selected.
                                     ----                               ----
-----

-----                                                                   ----                                 ----
      % Retirement Small Cap                                                 % Tactical Allocation                % 1 Year
          Portfolio                                                              Portfolio
-----                                                                   ----                                 ----

                                                                        ----                                  ---
                                                                             % Strategic Income                   % 3 Years
                                                                                 Portfolio

                                                                        ----                                  ---

                                                                                                              ---
                                                                                                                  % 5 Years

                                                                                                              ---



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All statements made in this application supplemental form are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown on this supplemental form. We further agree that this supplement shall be a part of the annuity contract, and verify our understanding that all payments and values provided by the contract, when based on investment experience of the variable account, are variable and not guaranteed as to dollar amount. The benefits may increase or decrease in accordance with the experience of the variable separate accounts or Market Value Adjustment accounts. We acknowledge receipt of current prospectuses. The variable annuity applied for is not unsuitable for my investment objective, financial situation and needs. Under penalty of perjury, the contract owner certifies that the Social Security (or
Taxpayer Identification) number is correct as it appears in the application to which this supplemental form is attached.

Signed at                                                          this              day of                            ,  19
                --------------------------------------------------        ----------          ------------------------          ----


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X                                                                        X
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                    Signature of Joint Owner(s)                               Signature of Owner/Applicant (if other than Annuitant)

22-8080